UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  33-60032             62-1518973
       (State or other          (Commission            (IRS Employer
jurisdiction of incorporation)  File Number)       Identification Number)


 1001 Tillman Street, Memphis, Tennessee                              38112
 (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 2, 2005, Buckeye Technologies Inc. announced that Mr. Lewis Holland has been elected to service as a member of the Company's Board of Directors effective September 6, 2005 filling the vacancy created by the resignation of board member Mr. Samuel M. Mencoff. A copy of the related press release is attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number                                  Description
-------------   ---------------------------------------------------------------

    99.1        Press Release of Buckeye Technologies Inc. dated August 2, 2005.

                                                              Exhibit 99.1
News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                             Contacts:    Kris Matula, Executive Vice President
                                          and Chief Financial Officer
                                          901-320-8588
                                          Chad Foreman
                                          Investor Relations Manager
                                          901-320-8828
                                          Website:  www.bkitech.com

BUCKEYE ANNOUNCES NEW BOARD MEMBER

MEMPHIS, TN August 2, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that Mr. Lewis Holland has been elected to serve as a member of the Company's Board of Directors effective September 6, 2005. Mr. Holland will fill the vacancy created by the resignation of long-time Buckeye board member Samuel M. Mencoff.

Mr. Holland is president of Henry Turley Company, a real estate company specializing in development of urban communities. Prior to joining Henry Turley Company, Mr. Holland was with National Commerce Bankcorpation (NCBC), one of the country's fifty largest bank holding companies prior to its merger ultimately with SunTrust. At NCBC he served as vice chairman and chief financial officer and also head of its ancillary businesses including fuel card processing, retirement plan processing, trust and brokerage, until his retirement in 2001. Mr. Holland is a former partner with the accounting firm of Ernst & Young and was in charge of E&Y's Memphis audit staff. He also served as president of UMIC, an institutional brokerage firm. A graduate of Mississippi State University and the Securities Industry Institute at the Wharton School, Mr. Holland is actively involved in the Memphis Community. He is a past president of the Tennessee Society of CPA's and has served as Chairman of the Board of the Memphis Symphony Orchestra. He is currently on the board of the Memphis Arts Council.

Mr. Mencoff, Co-President of Madison Dearborn Partners, L.L.C., a private equity investment firm, has been a member of the Buckeye board since the Company's inception in 1993. He is resigning to devote more time to his other business commitments.

Buckeye's Chief Executive Officer David B. Ferraro stated, "Sam Mencoff was a key participant in founding Buckeye as an independent company. He has been an active and valuable contributor to the Company over the past twelve years, and we will miss his wise counsel. However, we are fortunate to have a person of Mr. Holland's caliber joining our board."

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                          BUCKEYE TECHNOLOGIES INC.


                          /S/ KRISTOPHER J. MATULA
                          --------------------------------------
                          Kristopher J. Matula
                          Executive Vice President and Chief Financial Officer August 2, 2005